77Q1(a)


Articles of Amendment of American Century
Growth Funds, Inc., dated as of March 14, 2017
(filed electronically as Exhibit a5 to Post-Effective
Amendment No. 20 to the Registration Statement of the Registrant filed on April 7, 2017, File No. 333-
132114, and incorporated herein by reference).